EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 22, 2019, is entered into by and among FuelCell Energy, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors party to the Credit Agreement, the lenders party to the Credit Agreement referred to below (collectively, the “Lenders” and each individually a “Lender”) that are signatories hereto, and Orion Energy Partners Investment Agent, LLC, as administrative and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lenders have made and provided loans and other financial accommodations, and may in the future make additional loans and financial accommodations, to the Borrower as set forth in the Credit Agreement, dated as of October 31, 2019, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as the same may hereafter be, amended, modified, supplemented, extended, renewed, restated, amended and restated or replaced, the “Credit Agreement”);

WHEREAS, the Borrower and the Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein;

WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, in order to effect the amendments to the Credit Agreement contemplated by this Amendment, this Amendment must be executed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent; and

WHEREAS, the undersigned Lenders constitute the Required Lenders.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments to the Credit Agreement.  Subject to the terms and conditions hereof, effective as of the First Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2:

(a)Annex I to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Annex I hereto.

(b)Schedule 1.01(b) to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Annex II hereto.

(c)Schedule 5.13 to the Credit Agreement is hereby deleted in its entirety.

(d)Each of the following definitions set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Bolthouse Construction Budget” means the Construction Budget as provided by the Borrower to, and acknowledged as the “Bolthouse Construction Budget” in writing by, the Administrative Agent on November 21, 2019, as may be modified from time to time in accordance with Section 5.21.

“Groton Construction Budget” means the Construction Budget as provided by the Borrower to, and acknowledged as the “Groton Construction Budget” in writing by, the Administrative Agent on November 21, 2019, as may be modified from time to time in accordance with Section 5.21.

“Material Agreements” means:

(a)	each of the agreements, contracts or instruments set forth on Schedule 1.01(b);
(b)

with respect to any Additional Covered Project that is designated as an Additional Covered Project after the Second Funding Date, any agreements, contracts or instruments designated as “Material Agreements” in a writing executed by the Borrower and the Administrative Agent in connection with the designation of such Additional Covered Project;

(c)	any Additional Material Agreement; and
(d)	any Replacement Agreement of any of the foregoing.

“Tulare Construction Budget” means the Construction Budget as provided by the Borrower to, and acknowledged as the “Tulare Construction Budget” in writing by, the Administrative Agent on November 21, 2019, as may be modified from time to time in accordance with Section 5.21.

“Yaphank Construction Budget” means the Construction Budget as provided by the Borrower to, and acknowledged as the “Yaphank Construction Budget” in writing by, the Administrative Agent on November 21, 2019, as may be modified from time to time in accordance with Section 5.21.

(e)Each of the following definitions are hereby inserted into Section 1.01 of the Credit Agreement in the appropriate alphabetical location therein:

“Approved REC Contract” means a fully executed contract, in form and substance reasonably satisfactory to the Administrative Agent, for Renewable Energy Certificates to be produced and sold by Groton Station Fuel Cell, LLC that provides for:

(a)Cal2021 and Cal2022 strips; and

(b)	a volume of 85% of the “Output Guarantee” (as defined in the PPA in respect of the Groton Project) for each respective “Contract

Year” (as defined in the PPA in respect of the Groton Project) in accordance with the PPA in respect of the Groton Project, provided that such volume may require proration of each Contract Year (as defined in the PPA) to match Cal2021 and Cal2022.

“Biogas Sale and Purchase Agreement” means an agreement for the purchase of directed biogas at the Tulare Project through December 31, 2021 substantially in the form disclosed by the Borrower to, and acknowledged as the “Biogas Sale and Purchase Agreement” in writing by, the Administrative Agent prior to the Second Funding Date.

“Cash Reserve Release Date” means the first date following the Second Funding Date on which all of the events set forth in the following clauses (a), (b) and (c) shall have occurred:

(a)

each of (x) the “Commercial Operation Date” (as defined in the PPA in respect of the Tulare Project) shall have occurred in accordance with the PPA in respect of the Tulare Project, and (y) a Permitted Project Disposition/Refinancing shall have been consummated with respect to the Tulare Project;

(b)

each of (x) the Groton Project shall have achieved its business plan in accordance with the Groton Construction Budget, (y) the “Commercial Operation Date” (as defined in the PPA in respect of the Groton Project) shall have occurred in accordance with the PPA in respect of the Groton Project, and (z) the Groton Project shall have fulfilled both the “Output Guarantee” and the “Heat Rate Guarantee” (each as defined in the PPA in respect of the Groton Project) in accordance with the PPA in respect of the Groton Project for a period of at least three consecutive months; provided that to determine if the condition in this clause (z) is satisfied in respect of the “Output Guarantee” the measured outputs for the “Output Guarantee” over three consecutive months shall be multiplied by 4 to determine if it meets the annual requirements in the PPA; and

(c)	a Permitted Project Disposition/Refinancing shall have been consummated with respect to the Groton Project.

“Groton Estoppel and Acknowledgement” means an Estoppel and Acknowledgement agreement substantially in the form disclosed by the Borrower to, and acknowledged as the “Groton Estoppel and Acknowledgement” in writing by, the Administrative Agent prior to the Second Funding Date.

“IP Collateral Documents” means a security agreement or intellectual property security agreement and any other notices, consents, acknowledgments, filings, registrations and recordings requested by the Administrative Agent, in each case, in form and substance acceptable to the Administrative Agent, necessary or advisable to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable first-priority Lien on and security interest in all of the Intellectual Property of each of the Loan Parties, prior and superior to all other Liens that may be delivered to Administrative Agent if required pursuant to clause (b) or (c) of Section 5.24; provided, that, the IP Collateral Documents shall provide that the Liens created thereunder in the Intellectual Property of each of the Loan Parties shall automatically terminate and be released upon the execution and delivery of all of the agreements, consents and instruments referred to in clauses (b)(i), (c)(i)(A), (c)(i)(B) and (c)(i)(C) of Section 5.24.

“Second Funding Date Funds Flow Memo” means a funds flow memo agreed by the Borrower and the Administrative Agent over email on or about the Second Funding Date.

“Seventh Modification to Lease” means a Seventh Modification to Lease N40085-12-RP-00109 in the form executed by CMEEC and disclosed by the Borrower to, and acknowledged as the “Seventh Modification to Lease” in writing by, the Administrative Agent prior to the Second Funding Date.

(f)The definition of “Permitted Release” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(g)Section 2.02 of the Credit Agreement is hereby amended to insert the following sentence as the end of such Section 2.02:

With respect to the Loans funded on the Second Funding Date, the Administrative Agent shall distribute the funds in accordance with the Second Funding Date Funds Flow Memo.

(h)Clause (c) to Section 2.03 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c)In the event that the Lenders shall have not funded at least $65,500,000 in aggregate principal amount of Loans in respect of the Second Funding Commitments (less, for, the avoidance of doubt, certain items in accordance with the Second Funding Date Funds Flow Memo) on or prior to November 22, 2019, the Borrower may, upon delivery to the Administrative Agent of written notice thereof at any time after November 22, 2019 but prior to the earlier of the occurrence of the satisfaction of the foregoing and December 31, 2019 (a “Second Funding Termination Notice”), elect to terminate the Second Funding Commitments and prepay the Obligations under Section 2.05(b)(v).

(i)Clause (a) to Section 5.13 of the Credit Agreement is hereby amended to replace the phrase “as set forth on Schedule 5.13” set forth therein with the phrase “as set forth in the Second Funding Date Funds Flow Memo”.

(j)Clause (b) to Section 5.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)Borrower Funding Account.

(i)On or prior to the Account Establishment Date, the Borrower shall open and establish the Borrower Funding Account at the Depositary Bank.  Following the opening and establishment of the Borrower Funding Account, the Borrower shall at all times thereafter maintain the Borrower Funding Account and cause the Borrower Funding Account to be subject to a Blocked Account Control Agreement.

(ii)The Borrower shall not have any right to withdraw any amounts from the Borrower Funding Account or to direct the Depositary Bank to release or distribute any amounts contained in the Borrower Funding Account.

(iii)On the Second Funding Date, pursuant to the Second Funding Date Funds Flow Memo, an aggregate amount of $5,000,000 shall be deposited into the Borrower Funding Account (such $5,000,000 is herein referred to as the “Cash Reserve”).  From and after the Second Funding Date, the Cash Reserve shall remain held in the Borrower Funding Account and shall not be released or distributed from the Borrower Funding Account for any purpose; provided, that, upon the occurrence of the Cash Reserve Release Date, the Administrative Agent shall instruct the Depositary Bank to release the Cash Reserve from the Borrower Funding Account and transfer such funds to a Business Unit Account specified by the Borrower.

(iv)On each Funding Date after the Second Funding Date, the Administrative Agent shall deposit the proceeds of the Loans funded on such Funding Date into the Borrower Funding Account.  With respect to any amounts funded into the Borrower Funding Account on any Funding Date after the Second Funding Date, the Administrative Agent shall instruct the Depositary Bank to release and distribute the amounts contained in the Borrower Funding Account for the purposes, and in the amounts, as agreed in writing by the Lenders and the Borrower in connection with such Funding Date.

(k)Clause (e)(v) to Section 5.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(v)the Administrative Agent shall (i) instruct the Depositary Bank to release and distribute the amounts contained in such Covered Project Account from time to time in accordance with, and subject to the satisfaction of any applicable conditions set forth in, the applicable Construction Budget and/or Operating Budget in respect of such Covered Project Company, and (ii) on each Quarterly Payment Date, instruct the Depositary Bank to release and distribute to the Borrower Waterfall Account an amount contained in such Covered Project Account equal to (x) the total aggregate amount then contained in such Covered Project Account, minus (y) the amount required or permitted to be retained in such Covered Project Account on such date as set forth in the applicable Construction Budget and/or Operating Budget in respect of such Covered Project Company.

(l)Clause (f)(iv)(D) to Section 5.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(D)[Intentionally Omitted];

(m)Clause (h)(ii) to Section 5.18 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii)neither the Borrower nor any other Borrower Group Company shall have any right to withdraw any amounts from the Mandatory Prepayment Account or to direct the Depositary Bank to release or distribute any amounts contained in the Mandatory Prepayment Account;

(n)Article V of the Credit Agreement is hereby amended to insert the following new Section 5.24 in the appropriate numerical location therein to read in its entirety as follows:

Section 5.24Project Requirements.

(a)No later than December 31, 2019 (or such later date as the Administrative Agent may, in its sole discretion, agree in writing), Central CA Fuel Cell 2, LLC and the counterparty previously identified to the Administrative Agent in writing prior to the Second Funding Date shall execute and deliver the Biogas Sale and Purchase Agreement and the Biogas Sale and Purchase Agreement shall become effective.

(b)No later than December 31, 2019 (or such later date as the Administrative Agent may, in its sole discretion, agree in writing), either (i) Groton Station Fuel Cell, LLC shall enter into an Approved REC Contract and such Approved REC Contract shall become effective, or (ii) the Loan Parties shall execute and deliver the IP Collateral Documents.

(c)No later than January 31, 2020 (or such later date as the Administrative Agent may, in its sole discretion, agree in writing), either:

(i)all of the following shall occur:

(A)each of (x) Groton Station Fuel Cell, LLC and Connecticut Municipal Electric Energy Cooperative (“CMEEC”) shall execute and deliver the Groton Estoppel and Acknowledgement, (y) the United States of America, acting by and through the Department of the Navy, shall have approved the Groton Estoppel and Acknowledgement in the manner contemplated by Section 19 of the Groton Estoppel and

Acknowledgement, and (z) the Groton Estoppel and Acknowledgement shall become effective;

(B)the Borrower shall cause the CMEEC to execute and deliver a customary estoppel certificate, in form and substance reasonably acceptable to the Administrative Agent, in respect of the PPA in respect of the Groton Project; and

(C)Groton Station Fuel Cell, LLC, CMEEC and the United States of America, acting by and through the Department of the Navy, shall execute and deliver the Seventh Modification to Lease and the Seventh Modification to Lease shall become effective; or

(ii)the Loan Parties shall execute and deliver the IP Collateral Documents.

(o)Clause (e)(vii) to Section 6.07 of the Credit Agreement is hereby amended to replace the phrase “does not exceed $5,000,000” set forth therein with the phrase “does not exceed $1,000,000”.

(p)Clause (d)(i) to Section 7.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i)Sections 5.01 (as to existence), 5.11(f), 5.13, 5.24 or Article VI; or

(q)For the avoidance of doubt, Lenders and Administrative Agent agree that, upon the Second Funding Date, the provisions of Section 7.14 (c) of the Security Agreement shall apply and nothing in this Amendment shall be construed to revise the foregoing.

SECTION 2.  Conditions Precedent.  This Amendment shall only become effective upon the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent:

(a)the Administrative Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors and the Required Lenders;

(b)after giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the Security Agreement and the other Financing Documents shall be true, correct and complete in all material respects (without duplication of any materiality provision contained therein) on and as of the First Amendment Effective Date (or any earlier date with respect to which any such representation or warranty relates);

(c)after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(d)the Administrative Agent shall have received a certificate executed by an Authorized Representative of the Borrower certifying on behalf of each Loan Party a correct and complete copy of resolutions duly adopted by the board of directors, member(s), partner(s) or other authorized governing body of such Loan Party authorizing this Amendment and that such resolutions or other evidence of authority have not been modified, rescinded or amended and are in full force and effect; and

(e)the Administrative Agent shall have received a closing certificate executed by an Authorized Representative of the Borrower certifying on behalf of each Loan Party that the conditions set forth in this Section 2 have been satisfied.

SECTION 3.  Representations and Warranties.  The Borrower and each Guarantor hereby represents and warrants to the Administrative Agent and Lenders as follows,  which representations and warranties shall survive the execution and delivery hereof.

(a)Each of the Loan Parties has full corporate, limited liability company or other organizational powers, authority and legal right to enter into, deliver and perform its respective obligations under this Amendment and has taken all necessary corporate, limited liability company or other organizational action to authorize the execution, delivery and performance by it of this Amendment.

(b)This Amendment has been duly executed and delivered by each Loan Party and is in full force and effect and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited (i) by Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) by implied covenants of good faith and fair dealing.

(c)The execution, delivery and performance by each Loan Party of this Amendment does not and will not, as applicable, (i) conflict with the Organizational Documents of such Loan Party, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other material instrument or agreement to which any Loan Party is a party or by which it is bound or to which any Loan Party’s property or assets are subject, or (iii) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law.

(d)After giving effect to this Amendment, the representations and warranties of the Borrower and each of the other Loan Parties contained in the Credit Agreement, the Security Agreement and the other Financing Documents are true, correct and complete in all material respects (without duplication of any materiality provision contained therein) on and as of the First Amendment Effective Date (or any earlier date with respect to which any such representation or warranty relates).

(e)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.  Effect of this Amendment, Ratification.

(a)Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Credit Agreement, the Security Agreement or any other Financing Document are intended or implied, and in all other respects the Credit Agreement, the Security Agreement and each other Financing Document is hereby specifically ratified and confirmed by all parties hereto as of the First Amendment Effective Date and neither the Borrower nor any other Loan Party shall be entitled to any other or further amendment solely by virtue of the provisions of this Amendment or the subject matter of this Amendment.  This Amendment is not a novation, satisfaction, release or discharge of any of the obligations of the Borrower or any other Loan Party under the Credit Agreement, the Security Agreement or any other Financing Document.  This Amendment shall be deemed to be a Financing Document.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any obligation of the Borrower or any other Loan Party under, or any right, power, or remedy of the Administrative Agent or the Lenders under, the Credit Agreement, the Security Agreement or any other Financing Document (which rights, powers and remedies are expressly reserved), nor constitute a consent to or waiver of any past, present or future violations of any provision of the Credit Agreement, the Security Agreement or any other Financing Document.

(c)For the benefit of the Administrative Agent and the Lenders, the Borrower and each other Loan Party hereby (i) affirms and confirms its guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and the other Financing Documents, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement, the Security Agreement and each of the other Financing Documents, (iii) agrees that (x) the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and (y) all guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement, the Security Agreement and each other Financing Document shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders, (iv) confirms and agrees that it is truly and justly indebted to the Lenders and the Administrative Agent in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (v) reaffirms and admits the validity and enforceability of the Financing Documents.

SECTION 5.  Expenses.  The Borrower and the other Loan Parties agree to pay, or reimburse, the Administrative Agent for all expenses reasonably incurred for the preparation and negotiation of this Amendment and related agreements and instruments and the transactions contemplated hereby, including, but not limited to, the reasonable and documented fees and expenses of counsel to the Administrative Agent.

SECTION 6.  Governing Law, Jurisdiction, Etc.

(a)	Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)

Submission to Jurisdiction.  Any legal action or proceeding with respect to this Amendment shall, except as provided in clause (d) below, be brought in the courts of the State of New York, or of the United States District Court for the Southern District of New York, in each case, seated in the County of New York and, by execution and delivery of this Amendment, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each party hereto agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon it, and may be enforced in any other jurisdiction, including by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

(c)

Waiver of Venue.  Each party hereto hereby irrevocably waives any objection that it may now have or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Amendment brought in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York, in each case, seated in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(d)

Rights of the Secured Parties.  Nothing in this Section 6 shall limit the right of the Secured Parties to refer any claim against a Loan Party to any court of competent jurisdiction anywhere else outside of the State of New York, nor shall the taking of proceedings by any Secured Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

(e)

WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(f)

Waiver of Immunity.  To the extent that any Loan Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, sovereign immunity or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity, to the fullest extent permitted by law, in respect of its obligations under this Amendment.

SECTION 7.  Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

SECTION 8.  Captions.  The captions in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

SECTION 9.  No Course of Dealing.  The Borrower and each other Loan Party acknowledges that (a) except as expressly set forth herein, neither the Administrative Agent nor any Lender has agreed (and has no obligation whatsoever to discuss, negotiate or agree) to any restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof, and (b) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Administrative Agent or any Lender with respect to any future restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement, the Security Agreement or any other Financing Document or any of the terms thereof.

SECTION 10.  Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

EXHIBIT 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

FUELCELL ENERGY, INC.

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

GUARANTORS:

FUELCELL ENERGY FINANCE II, INC.

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

BAKERSFIELD FUEL CELL 1, LLC.

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

GUARANTORS:

CENTRAL CA FUEL CELL 2, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

YAPHANK FUEL CELL PARK, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

LONG BEACH TRIGEN, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

GUARANTORS:

SAN BERNARDINO FUEL CELL, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

MONTVILLE FUEL CELL PARK, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

EASTERN CONNECTICUT FUEL CELL PROPERTIES, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

GUARANTORS:

CR FUEL CELL, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

BRT FUEL CELL, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

DERBY FUEL CELL, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

GUARANTORS:

HOMESTEAD FUEL CELL, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

CENTRAL CT FUEL CELL 1, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

FARMINGDALE CT FUEL CELL 1, LLC

By:	FuelCell Energy Finance II, LLC
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Jason B. Few
	Name:	Jason B. Few
	Title:	President, Chief Executive Officer and
Chief Commercial Officer

ADMINISTRATIVE AGENT:

ORION ENERGY PARTNERS INVESTMENT AGENT, LLC,

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Directors

COLLATERAL AGENT:

ORION ENERGY PARTNERS INVESTMENTS AGENT, LLC
By:	/s/ Gerrit Nicholas
Name: Gerrit Nicholas
Title: Managing Director

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II, L.P.

By: Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By: Orion Energy Credit Opportunities Fund II Holding, LLC
Its:	General Partner

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Director

ORION ENERGY CREDIT OPPORTUNITIES FUND II PV, L.P.

By: Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By: Orion Energy Credit Opportunities Fund II Holding, LLC
Its:	General Partner

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Director

LENDERS:

ORION ENERGY CREDIT OPPORTUNITIES FUND II GPFA, L.P.

By: Orion Energy Credit Opportunities Fund II GP, L.P.
Its:	General Partner

By: Orion Energy Credit Opportunities Fund II Holding, LLC
Its:	General Partner

By:	/s/ Gerrit Nicholas
	Name:	Gerrit Nicholas
	Title:	Managing Director